                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C.  20549

                             _______________________


                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

                             _______________________


                Date of Report (Date of Earliest Event Reported):

                                 March 21, 1996



                               Barnett Banks, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


   Florida                           1-7901                      59-0560515
-------------                   ----------------             ------------------
  (State of                     (Commission file                (IRS Employer
incorporation)                      number)                  Identification No.)



               50 North Laura Street, Jacksonville, Florida 32202
--------------------------------------------------------------------------------
           (Address of principal executive office including zip code)



                                 (904) 791-7720
                         -------------------------------
                         (Registrant's telephone number)

ITEM 7    FINANCIAL STATEMENTS.  PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (c)  Exhibits:

          The exhibits listed in the accompanying Index to Exhibits relate to the Registration Statement (No. 33-64305, which also constitutes Post-Effective Amendment No. 1 to Registration Statement No. 33-57597) on Form S-3 of Barnett Banks, Inc. and are filed herewith for incorporation by reference in such Registration Statement.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date:  March 21, 1996



                                     BARNETT BANKS, INC.



                                     By:  /s/ Patrick J. McCann
                                         --------------------------------------
                                         Name:  Patrick J. McCann
                                               --------------------------------
                                         Title:  Controller
                                                 ------------------------------

                                  EXHIBIT INDEX



EXHIBIT NUMBER       EXHIBIT DESIGNATION                                   PAGE

(1)(c) Distribution Agreement dated as of March 21, 1996, among Barnett Banks, Inc., CS First Boston Corporation, Goldman, Sachs & Co., Lehman Brothers Inc., Morgan Stanley & Co. Incorporated and Salomon Brothers Inc

(4)(g)               Form of Senior Floating Rate Medium
                     Term Note, Series E

(4)(h)               Form of Senior Fixed Rate Medium Term
                     Note, Series E

(4)(i)               Form of Subordinated Floating Rate
                     Medium Term Note, Series E

(4)(j)               Form of Subordinated Fixed Rate Medium
                     Term Note, Series E